UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                        ______________________________

                                   FORM 8-K
                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 6, 2004


                                   0-15898
                          (Commission File Number)

                       ______________________________

                     CASUAL MALE RETAIL GROUP, INC.
        (Exact name of registrant as specified in its charter)

      Delaware                                             04-2623104
(State of Incorporation)                                 (IRS Employer
                                                      Identification Number)


              555 Turnpike Street, Canton, Massachusetts 02021
            (Address of registrant's principal executive office)


                              (781) 828-9300
                     (Registrant's telephone number)
                      ______________________________



















Item 9.     Regulation FD Disclosure.

       On August 6, 2004, Jewelcor Management Inc. ("JMI"), an affiliate of Seymour Holtzman, the Chairman of the Board of Casual Male Retail Group, Inc., terminated its previously established SEC Rule 10b5-1 pre-arranged stock trading plan. JMI's plan, which was originally adopted on April 9, 2004 and amended on June 9, 2004, provided for the sale by JMI of 150,000 shares of its common stock in the Company on, or within 30 days after, a specified day of each month, over a six month period, beginning
       August 10, 2004, at times outside the control of JMI and Mr. Holtzman.














































                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              CASUAL MALE RETAIL GROUP, INC.

                                              By: /s/ Dennis R. Hernreich
						  ---------------------------
                                              Name:  Dennis R. Hernreich
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


Date:  August 11, 2004